UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 10, 2000
(FEBRUARY 23, 2000)









                          HIV-VAC, INC.
     (Exact name of registrant as specified in its charter)







Nevada                000- 29033                  86-0861757
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

1850 E. Flamingo Rd #111, Las Vegas, Nevada            89119
(Address of principal executive offices)

Registrant's telephone number, including area code (702) 866-5830
ITEM 1. CHANGES IN CONTROL OF REGISTRANT

 On February 25, 2000 all of the stockholders of LIFEPLAN sold their position to Anthony N. DeMint for $50,000 in cash consideration and Patricia Nagle resigned as President, Secretary, Treasurer and Sole Director and Anthony N. DeMint became Sole Director, President, Secretary, Treasurer and the only stockholder of record.

 Pursuant to an Acquisition Agreement and Plan of Merger (the
"Merger Agreement") dated as of March 8, 2000 between HIC-VAC, Inc, ("HIVC"), a Nevada corporation, and LIFEPLAN. ("LIFEPLAN"), a Nevada corporation, all the outstanding shares of common stock of LIFEPLAN were exchanged for 100,000 shares of 144 restricted common stock of HIVC in a transaction in which HIVC was the successor corporation.

 A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Form 8-K and are incorporated in their entirety herein.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

 The consideration exchanged pursuant to the Merger Agreement was negotiated between HIVC and LIFEPLAN

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS

Not applicable.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

 Patricia Nagle resigned as President, Secretary, Treasurer and
Sole
Director and Anthony N. DeMint became Sole Director, President,
Secretary and
Treasurer.

 Pursuant to the merger the Officers and Directors of HIVC, the successor corporation, will remain the same.

ITEM 7. FINANCIAL STATEMENTS

Financial statements for HIV-VAC, Inc.


                          HIV-VAC, INC.

                      FINANCIAL STATEMENTS

                AND INDEPENDENT AUDITORS' REPORT

         FOR THE YEARS ENDED SEPTEMBER 30, 1998 AND 1999

                        TABLE OF CONTENTS



                                                         Page

Independent Auditors' Report                                1

Financial Statements

 Balance Sheets as of September 30, 1998
and 1999 and unaudited

 As of March 31, 2000                                       2

 Statements of Operations for the years
ended September 30, 1998 and

 1999 and the six months ended March 31,                    3
2000

 Statements of Shareholders' Equity for
the years ended September 30,

 1998 and 1999 and for the six months                       4
ended March 31, 2000

 Statements of Cash Flows for the years
ended September 30,

 1998 and 1999 and for the six months                       5
ended March 31, 2000

 Notes to Financial Statements.                       .6 - 13


                  INDEPENDENT AUDITORS' REPORT

To the Board of Directors

HIV-VAC, Inc.

Ontario, Canada

We have audited the accompanying balance sheets of HIV-VAC, Inc. for the years ended December 31, 1998 and 1999 and the related statements of operations, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HIV-VAC, Inc. for the years ended September 30, 1998 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred significant losses and has negative net working capital and cash flows from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

DiRocco and Dombrow, P.A.

April 28, 2000
                          HIV-VAC, INC
                         BALANCE SHEETS


                             ASSETS

                                       Septem       Septe        March
                                         ber        mber        31, 2000
                                         30,         30,
                                        1998        1999
                                                              (unaudited)


Current Assets
 Cash                                $ 23,830    $ 10,898    $   108,291


 Note receivable                                        -          10,553
 Total Current Assets                   23,830     10,898         118,884


Furniture and Equipment                      -          -          28,269

Other Assets
 Patent rights                               -    185,000         185,000


 Total Assets                        $ 23,830   $ 195,898     $   332,113

              LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
 Notes payable                       $       -   $  15,000    $   140,000


 Accrued liabilities                     6,870     150,416        242,343


 Total Current Liabilities               6,870     165,416        382,343

Shareholders' Equity
 Preferred stock, $0.01 par value;
1,000,000 shares authorized;
 10,000 shares issued and                    -        100             100
outstanding
 Common stock, $0.001 par value;
50,000,000 shares authorized;
 35,209,672 shares issued and              898     35,110          35,210
outstanding,

 Additional paid-in capital            692,177    326,791         376,691

 Accumulated deficit                  (676,115)  (191,519)      ( 462,231)


                                        16,960    170,482         (50,230)


 Less: subscription receivable               -    (140,000)            -

 Total Shareholders' Equity             16,960      30,482        (50,230)


 Total Liabilities and               $  23,830    $ 195,898    $   332,113
Shareholders' Equity

  The accompanying notes are an integral part of the financial statements.
                               -2-

                          HIV-VAC, INC.
                    STATEMENTS OF OPERATIONS

                                September    September        Six
                                  30,            30,         months
                                 1998           1999          ended
                                                              March
                                                               31,
                                                              2000
                                                            (unaudited)


Revenues, net                   $      -     $       -        $        -

Cost of Sales                          -             -                 -

 Gross Profit                     ( -  )            -                 -

Expenses
Selling, general and                   -        191,519        270,148
administrative

 Depreciation                          -              -          1,316
 Total Expenses                        -        191,519        271,464

 Operating Loss                   ( -  )     ( 191,519)       (271,464)


Other Income (Expenses)
 Interest income                       -              -            752
 Total Other Income                    -              -            752
(Expense)

 Loss From Continuing         $   ( -  )    $ ( 191,519)   $  (270,712)
Operations

Discontinued operations
 Loss from discontinued
operations,
 Persona Records, Inc.           (432,181)           -              -


 Net Loss                     $   (432,181) $ ( 191,519)   $ (270,712)


Net Loss Per Common Share     $   ( 0.08)   $    ( 0.01)   $   ( 0.01)



  The accompanying notes are an integral part of the financial statements.
                               -3-

                          HIV-VAC, INC.
               STATEMENTS OF SHAREHOLDERS' EQUITY

                         Preferr   Prefe    Common     Common
                         ed        rred      Stock      Stock
                         stock     Stock    $0.001     $0.001
                         $0.01     $0.01      Par        Par
                         Par       Par       Value      Value
                         Value     Value    Shares     Amount
                         Share     Amount

Balance at October 1,        -        -    3,895,126   $  390
1997

Issuance of common
stock
 in Persona Records,         -        -    5,080,000      508
Inc at $0 .0001
 par value

Additional investment        -        -          -         -
by stock-
 holders

Net loss for the year
ended
 September 30, 1998          -        -          -         -
Balance at September         -        -    8,975,126      898
30, 1998
Reverse split of one
for fifty shares
 basis (1:50) and            -        -   (8,795,454)    (719)
change in par value
 from $0.005 to $0.001

Cancellation of Persona
Records
 Common stock-return of      -        -   (101,600)      (101)
assets
 and liabilities to a
stockholder

Issuance of common
stock
 for license agreement       -        -    5,750,000     5,750
at $0.001
 par value

Issuance of preferred
stock
 for license agreement    10,000      100         -         -

Issuance of common
stock under
 the securities Act of
1933, as
 Amended under Reg. D,         -        -   20,000,000   20,000
Rule 504
 at $0.001 par value

Issuance of common
stock under
 subscription agreement        -        -   9,241,600     9,242
at $0.001
 par value

Issuance of common
stock
 for cash at $0.001 par        -        -     40,000        40
value

Net loss for the year
ended
  September 30, 1999             -       -          -         -
 Balance at September       10,000     100   35,109,672   35,110
 30, 1999

 Issuance of common
 stock to the
  stockholders of                -       -    100,000       100
 LifePlan at
  $0.001 par value
 (unaudited)

 Net loss for the six
 months ended
  March 31, 2000                 -       -          -         -
 (unaudited)

 Balance at March 31,       10,000     100  35,209,672   $ 35,210
 2000 (unaudited)

                  The accompanying notes are an
                 integral part of the financial
                           statements.
                               -4-
                          HIV-VAC, INC.
                   STATEMENTS OF SHAREHOLDERS'
                       EQUITY (continued)

                            Addit    Accumu      Total
                            ional     lated     Shareho
                            Paid-    Deficit      lders'
                             In                  Equity
                          Capital               (Deficit)

 Balance at October 1,
 1997                   $ 350,069  $(243,934)   $ 106,525

 Issuance of common
 stock
  in Persona Records,           -          -         508
 Inc at $0 .0001
  par value

 Additional investment
 by stock-                342,108          -      342,108
  holders

 Net loss for the year
 ended
  September 30, 1998            -   (432,181)   (432,181)
 Balance at September
 30, 1998                 692,177   (676,115)     16,960

 Reverse split of one
 for fifty shares
  basis (1:50) and            719          -           -
 change in par value
  from $0.005 to $0.001

 Cancellation of Persona
 Records
  Common stock-return of
 assets                   (676,014)   676,115          -
  and liabilities to a
 stockholder

 Issuance of common
 stock
  for license agreement   94,150            -      99,900
 at $0.001
  par value

 Issuance of preferred
 stock
  for license agreement         -          -         100

 Issuance of common
 stock under
  the securities Act of
 1933, as
  Amended under Reg. D,
 Rule 504                  80,000          -      100,000
  at $0.001 par value

 Issuance of common
 stock under
  subscription agreement                   -
 at $0.001                130,758          -       140,000
  par value

 Issuance of common
 stock
  for cash at $0.001 par    5,001          -       5,041
 value

 Net loss for the year
 ended
  September 30, 1999            -   (191,519)  (191,519)

 Balance at September
 30, 1999                 326,791   (191,519)    170,482

 Issuance of common
 stock to the
  stockholders of                          -      50,000
 LifePlan at               49,900          -      50,000
  $0.001 par value
 (unaudited)

 Net loss for the six
 months ended
  March 31, 2000                -
 (unaudited)                    -   (270,712)   (270,712)

 Balance at March 31,
 2000 (unaudited)         $376,691  $(462,231)  $(50,230)


                     The accompanying notes
                     are an integral part of
                    the financial statements.
                               -4-

                          HIV-VAC, INC.
                     CONSOLIDATED STATEMENTS
                          OF CASH FLOWS

                                      September     September     Six
                                           30,        30,        months
                                         1998         1999        ended
                                                                  March
                                                                   31,
                                                                  2,000
                                                              (unaudited)

 Cash flows from operating
 activities ;
  Net loss                           $(  432,181)  $(191,519)  $(270,712)
  Adjustments to reconcile net
 loss to net
  cash used in operating
 activities:
  Depreciation expense
  Expensing of organizational                  -            -        1,316
 costs resulting
  the issuance of common stock                 -            -     (50,000)

  Increase in notes receivable            20,000            -      10,553

  Increase in notes payable           (   26,605 )

  Increase in accrued expenses                 -      143,546     91,927

  Net cash used by operating          (  438,786 )  ( 47,973)    (188,022)        )

  Activities

  Cash flow from from investing
 activities:
  Purchase of patent rights                    -    (  85,000)           -

  Purchase of fixed assets                     -            -     (29,585)

  Net cash used for investing                  -    (  85,000)    (29,585)

  Activities


 Cash flows from financing
 activities:
  Proceeds from issuance of common           508      105,041            -
 stock
  Proceeds from notes payable                  -       15,000     125,000

  Proceeds from subcription                    -            -     140,000
 receivable

  Proceeds from additional paid -        342,108            -            -
 in - capital
  Net cash provided by                   342,616      120,041     315,000
  Financing activities
  Net increase/(decrease) in cash     (  96,170)    ( 12,932)     97,393


 Cash at beginning of period         $   120,000   $   23,830    $10,898

 Cash at end of period               $    23,830   $   10,898    $108,291


 Supplemental disclosure of cash
 flow
  Information:
  Cash paid during the period for:
  Interest                           $         -   $        -    $       -
  Income taxes                       $         -   $        -    $       -

  Non-cash transaction:
  Issuance of common stock to        $         -   $        -    $ 50,000
 stockholders of LifePlan

                     The accompanying notes
                     are an integral part of
                        the consolidated
                      financial statement.

                          HIV-VAC, INC.

                     NOTES TO THE FINANCIAL
                           STATEMENTS

 NOTE 1 - SUMMARY OF
 SIGNIFICANT ACCOUNTING
 POLICIES

 Organization and
 Operations: HIV-VAC, Inc.
 (the Company), formerly
 known as Personna
 Records, Inc. and Nouveau
 Corporation, was
 incorporated on August 6,
 1987 in the State of
 Colorado. Personna
 Records, Inc., was
 engaged in the production
 and distribution of
 musical records. Nouveau
 Corporation was a
 development stage company
 from August 6, 1987 to
 September 30, 1990.
 During the fiscal year
 ended September 30, 1991,
 Nouveau Corporation
 became inactive.

 The Company currently is
 engaged in the research
 and development of a
 vaccine to combat the HIV
 virus. The Company will
 operate under the
 exclusive worldwide
 license of Intracell
 Vaccines Limited in the
 development and
 distribution of the
 vaccines. The Company's
 headquarters is located
 in Ontario, Canada and
 the research facility is
 located in Birmingham,
 United Kingdom.

 Going Concern

 The Company's financial
 statements are presented
 on a going concern basis,
 which contemplates the
 realization of assets and
 satisfaction of
 liabilities in the normal
 course of business. The
 Company has experienced
 recurring losses since
 inception and has
 negative net working
 capital and cash flows
 from operations. For the
 years ended September 30,
 1998, 1999 and the six
 months ended March 31,
 2000, the Company
 experienced a net loss of
 $432,181, $191,519 and
 $270,712, respectively.

 The Company's ability to
 continue as a going
 concern is contingent
 upon its ability to
 secure additional
 financing, initiating
 sale of its product, and
 attaining profitable
 operations.

 Management is pursuing
 various sources of equity
 financing. Although the
 Company plans to pursue
 additional financing,
 there can be no assurance
 that the Company will be
 able to secure financing
 or obtain on terms
 beneficial to the
 Company.

 The financial statements
 do not include any
 adjustments to reflect
 the possible future
 effects on the
 recoverability and
 classification of assets
 or the amounts and
 classification of
 liabilities that may
 result from the possible
 inability of the Company
 to continue as a going
 concern.
                               -6-

                          HIV-VAC, INC.

                     NOTES TO THE FINANCIAL
                     STATEMENTS (CONTINUED)

 Property and Equipment:
 Property and equipment
 are stated at cost.
 Maintenance and repairs
 are expensed in the
 period incurred; major
 renewals and betterments
 are capitalized. When
 items of property are
 sold or retired, the
 related costs are removed
 from the accounts and any
 gain or loss is included
 in income. Depreciation
 is computed using
 straight-line method over
 the estimated useful
 lives of 5 years for
 office equipment and 7
 years for office
 furniture and fixtures.

 Patent: Patent cost is
 recorded at the fair
 market value at the time
 of issue of the Company's
 stock to Intracell
 Vaccines Limited for
 exclusive rights to make,
 use, exercise, and vend
 all pharmaceutical forms
 and in all fields of
 application for the
 development of an HIV
 vaccine and/or derivative
 vaccine products. The
 patent is being amortized
 using the straight-line
 method over 17 years,
 starting April 1, 2000.

 Cash: For purposes of
 reporting cash, cash
 includes cash in bank.

 Fair Value of Financial
 Instruments: The carrying
 amounts reported in the
 balance sheets for cash
 and cash equivalents,
 accounts receivable, and
 accounts payable
 approximate fair value
 because of the immediate
 or short-term maturity of
 these financial
 instruments. The carrying
 amounts reported for
 notes payable and long-
 term debt approximates
 fair value because, in
 general, the interest on
 the underlying
 instruments approximates
 market rates.

 Income Taxes: The Company
 accounts for income taxes
 under Financial
 Accounting Standards
 Board of Financial
 Accounting Standards No.
 109, "Accounting for
 Income Taxes." Under
 Statement 109, deferred
 tax assets and
 liabilities are
 recognized for the future
 tax consequences
 attributable to
 differences between the
 financial statement
 carrying amounts of
 existing assets and
 liabilities and their
 respective tax basis.
 Deferred tax assets and
 liabilities are measured
 using enacted tax rates
 expected to apply to
 taxable income in the
 years in which those
 temporary differences are
 expected to be recovered
 or settled. Under
 Statement 109, the effect
 on deferred tax assets
 and liabilities of a
 change in tax rates is
 recognized in income in
 the period that includes
 the enactment date. No
 current or deferred
 income tax expense or
 benefit were recognized
 due to the Company not
 having any material
 operations for the years
 ended September 30, 1998,
 1999 and the six months
 ended March 31, 2000.

                               -7-

                          HIV-VAC, INC.

                     NOTES TO THE FINANCIAL
                     STATEMENTS (CONTINUED)

 Use of Estimates: The
 preparation of financial
 statements in conformity
 with generally accepted
 accounting principles
 requires management to
 make estimates of assets
 and liabilities and
 disclosure of contingent
 assets and liabilities at
 the date of the finical
 statements and reported
 amounts of revenues and
 expenses during the
 reporting period. Actual
 results could differ from
 those estimates.

 Net Loss Per Common
 Share: Net loss per share
 is calculated based on
 the weighted average
 number of shares
 outstanding during the
 years ended September 30,
 1998, 1999 and the six
 months ended March 31,
 2000.

 Unaudited Financial
 Statements: In the
 opinion of management,
 the unaudited financial
 information as of March
 31, 2000 reflects all
 adjustments (consisting
 only of normal recurring
 adjustments) necessary to
 fairly present such
 information in accordance
 with generally accepted
 accounting principles.
 The results of operations
 for the six months ended
 March 31, 2000 are not
 necessarily indicative of
 the results to be
 expected for the entire
 year.

 Recent Accounting
 Announcemets: In March
 1998, the American
 Institute of Certified
 Public Accountants
 ("AICPA") issued
 Statement of Position
 ("SOP") "Accounting for
 the Costs of Computer
 Software /developed or
 Obtained for Internal
 Use" ("SOP 98-1"). SOP 98-
 1 is effective for
 financial statements for
 years beginning after
 December 15, 1998. SOP 98-
 1 provides guidance over
 accounting for computer
 software developed or
 obtained for internal
 use, including the
 requirement to capitalize
 and amortize specific
 costs. The adoption of
 this standard did not
 have a material effect on
 the Company's
 capitalization policy.

 In June 1998, the
 Financial Accounting
 Standards Board issued
 SFAS No. 133, "Accounting
 for Derivatives and
 Hedging Activities,"
 which establish
 accounting and reporting
 standards for derivative
 instruments, including
 certain derivative
 instruments embedded in
 other contracts,
 (collectively referred to
 as derivatives) and for
 hedging activities. The
 Company does not expect
 the adoption of this
 statement to have a
 significant impact on its
 results of operations,
 financial position or
 cash flows. SFAS No. 133
 has been amended by "SFAS
 No. 137, which delayed
 the effective date to
 periods beginning after
 June 15, 2000. The
 Company, to date, has not
 engaged in derivative and
 hedging activities.

                                8

                          HIV-VAC, INC.

                     NOTES TO THE FINANCIAL
                     STATEMENTS (CONTINUED)

 NOTE 2 - NET LOSS PER
 COMMON SHARE

 The following table sets
 forth the computation of
 loss per share:



                                   September  September  March 31,
                                    30, 1998   30, 1999       2000

                                                         (Unaudite
                                                                d)

 Numerator:

  Numerator for loss per share    ($432,181) ($191,519)  ($270,712
 - net loss                                                      )

 Denominator:

  Denominator of loss per          5,373,099 24,293,781  35,066,11
 share -                                                         0

  Weighted average shares

 Loss per Share                      ($0.08)    ($0.01)    ($0.01)


 NOTE 3 - PROPERTY AND
 EQUIPMENT, NET

 Property and equipment
 consists of the
 following:



                                                  March 31,
                                                 2000

                                                  (Unaudited)

      Office Equipment and Furniture             $ 29,585

      Less accumulated depreciation               ( 1,316)

      Net                                        $ 28,269


 NOTE 4 - SUBSCRIPTION
 RECEIVABLE

 In consideration of the
 issuance of the 9,241,600
 Common Stock of HIV-VAC,
 Inc., the Company
 received a promissory
 note in the amount of
 $140,000, which became
 due and payable by
 October 15, 1999.

 NOTE 5 - STOCKHOLDERS'
 EQUITY



      Common and preferred
 stocks were issued in the
 years ended September

      30, 1998 and 1999
 and the six months ended
 March 31, 2000 as
 follows:

      a)   Sale of common stock
         - In April 1998,
         5,080,000 Common Stock
         were issued in connection
         with the merger with
         Nouveau Corporation. The
         shares were issued for
         cash of $508.

      b)   During the year
         ended September 30, 1998,
         stockholders contributed
         $342,108 in additional
         paid in capital.

                                9

                          HIV-VAC, INC.

                     NOTES TO THE FINANCIAL
                     STATEMENTS (CONTINUED)

      c)   On February 23,
         1999, the Company
         declared a 1:50 reverse
         split of

         Personna shares,
      effective March 8,
      1999. This reduced
      the Common

         Shares
      outstanding from
      8,975,126 shares to
      179,672 shares. On

         March 12, 1999,
      the Company returned
      the assets and
      liabilities of

         Personna to its
      original owner and
      voided the 5,080,000
      shares of

         Personna. This
      resulted in a
      reduction of Common
      Stock to 78,000

         shares at 0.005
      par value which was
      reduced by Board of
      Directors

         approval to
      $0.001 par value.

      d)   On March 15, 1999,
         the Company issued
         5,750,000 Common Stock at
         $0.001 par value and
         10,000 Preferred Stock at
         $0.01 par value for the
         consideration of $100 to
         Intracell Vaccines
         Limited and the exclusive
         right to the worldwide
         license for the
         development and
         distribution of a HIV
         vaccine to combat aids.
         Each preferred stock has
         3,000 votes per common
         share at any meeting of
         the stockholders where
         votes are submitted. As
         part of the agreement
         with Intracell, an anti-
         dilution clause was
         included which restricts
         the subscription of HIV-
         VAC's stock until $5
         million in capital was
         issued to third parties.
         This clause was included
         to maintain a Common
         Stock equity position of
         sixty percent.
 e)   On March 15, 1999,
 the Company issued
 20,000,000 Common Stock
 at $0.001 par value for a
 total offering of
 $100,000 under the
 Securities

         Act of 1993, as
      Amended Under
      Regulation D, Rule
      504.

      f)   On March 15, 1999,
         the Company issued
         9,241,600 Common

         Stock at $0.001
      par value under the
      Securities Act of
      1993, as

         Amended Under
      Regulation D, Rule
      504 for s total
      offering of

         $140,000.

      g)   On November 12,
         1999, 40,000 shares were
         issued for cash of
         $5,041.
 h)   On March 8, 2000,
 the Company issued
 100,000 shares of its

         Common Stock at
      $0.001 par value to
      the stockholders of
      LifePlan.

                               10

                          HIV-VAC, INC.

                     NOTES TO THE FINANCIAL
                     STATEMENTS (CONTINUED)

 Note 6 - MERGER WITH
 LIFEPLAN

 On March 8, 2000, the
 Company merged with
 SCIENTIFICLIFEPLAN,
 hereafter referred to as
 "LIFEPLAN," for $50,000.
 All of the outstanding
 shares of common stock of
 LIFEPLAN were exchanged
 for 100,000 shares of
 common stock of HIV-VAC,
 Inc. HIV-VAC, Inc. was
 the successor
 corporation.

 At the time of the
 merger, LIFEPLAN had no
 significant assets and
 liabilities.

 Note 7 - LEASE

 The Company entered into
 a lease agreement for
 office facility on May 1,
 1998 expiring on April
 30, 2001. Rent expense
 for the years ended
 September 30, 1998, 1999
 and the six months ended
 March 31, 2000 were
 $12,565, $30,657 and
 $15,681, respectively.

 Note 8 - INCOME TAXES

 The reasons for the
 differences between
 income taxes at the
 statutory income tax
 rates and the provision
 (benefit for income taxes
 are summarized as
 follows:



                                  September   September      March
                                   30, 1998    30, 1999   31, 2000

                                                         (Unaudite
                                                                d)

 Income tax benefits at          ($172,000)   ($69,000)  ($108,000
 statutory rate                                                  )

 Change in valuation allowance
 related

  deferred tax benefit             $172,000      69,000    108,000
 carryforwards

 Income tax benefit                       -           -          -


 Due to net operating
 losses and the
 uncertainty of
 realization, no tax
 benefit has been
 recognized for operating
 losses. At March 31,
 2000, net operating
 losses of approximately
 $445,000 are available
 for carryforward against
 future years' taxable
 income and expire through
 the year 2014. The
 Company's ability to
 utilize its net operating
 loss carryforwards is
 uncertain and thus a
 valuation reserve has
 been provided against the
 Company's net deferred
 tax assets.

 Note 9 - STOCK OPTION
 AGREEMENT

 On March 12, 1999, the
 Company entered into a
 stock option agreement in
 which the Company granted
 the option to
 stockholders to purchase
 30,000,000 shares under
 three exercise events.
 The Company authorized
 the exercise of

                               11

                          HIV-VAC, INC.

                     NOTES TO THE FINANCIAL
                     STATEMENTS (CONTINUED)

 the options should human
 trials of an HIV vaccine
 begin, should the Company
 commence United States
 Government Food and Drug
 Administration ("FDA")
 Phase 11 trials of its
 HIV vaccine and, finally,
 the Company obtains FDA
 approval of its HIV
 Vaccine. The options may
 be purchased at par value
 as of March 12, 1999,
 which was $0.001 per
 share. The options may be
 exercised at any time
 prior to their expiration
 on April 1, 2004.

 Note 10 - ROYALTY
 PAYMENTS

 As part of the March 15,
 1999 issue of 5,750,000
 shares to Intracell
 Vaccines Limited, the
 Company agreed to make
 advance minimum royalty
 payments of fifty pounds
 sterling to the
 University of Birmingham
 Research and Development
 Limited starting on
 January 1, 2002.

 Note 11 - RELATED PARTY
 TRANSACTIONS

 The Company paid
 consulting fees to
 certain controlling
 stockholders commencing
 April 1999. Approximately
 $134,000 and $140,000 was
 paid for the year ended
 September 30, 1999 and
 the six months ended
 March 31, 2000,
 respectively.

 Note 12 - NOTES PAYABLE

 At September 30, 1999 and
 March 31, 2000, the
 Company had unsecured
 notes (effective interest
 rate of 8.0%), payable to
 Trinity Funding, for
 $15,000 and $140,000,
 respectively. The funding
 from these notes were
 used for working capital.



 Note 13 - FAIR VALUE OF
 FINANCIAL INSTRUMENTS


 The estimated fair value
 of the Company's
 financial instruments as
 of September 30, 1998 and
 1999, are as follows:

                               12

                          HIV-VAC, INC.

                     NOTES TO THE FINANCIAL
                     STATEMENTS (CONTINUED)



                              Carryi      Fair                Fair
                                  ng     Value  Carrying     Value
                              Amount              Amount

 Assets:

  Cash                        $23,83   $23,830   $10,898   $10,898
                                   0

 Liabilities:

  Notes payable                    -         -    15,000    15,000

  Accrued liabilities          6,870     6,870   150,416   150,416


                               13

 ITEM 8. CHANGE IN FISCAL
 YEAR

 Not applicable.

 EXHIBITS

 1.1* Agreement and Plan
 of Merger between HIV-
 VAC, Inc. and LIFEPLAN.

 1.2* Certificate of
 Merger between HIV-VAC,
 Inc. and LIFEPLAN.

 1.3* Unanimous consent of
 Stockholders
 ______
 * The above are hereby
 incorporated by reference
 in the original Form 8-K
 filed on March 8, 2000.

 SIGNATURES

 Pursuant to the
 requirements of the
 Securities Exchange Act
 of 1934, the
 Registrant has duly
 caused this Current
 Report on Form 8-K to be
 signed on
 its behalf by the
 undersigned hereunto duly
 authorized.


                                   HIV-VAC, INC.

                                   By /s/ Anthony
 DeMint
                                    Anthony N. DeMint,
 President


 Date: May 10, 2000